EXHIBIT 10.1

                             UNIT PURCHASE AGREEMENT

       The undersigned (hereinafter "Purchaser") hereby wishes to purchase, and Bullion River Gold Corp., a Nevada corporation (the "Company"), wishes to sell, units of securities (the "Units") each comprised of (i) one share of Common Stock of the Company, par value $.001 per share ("Common Stock"), and (ii) one warrant to purchase one share of Common Stock in the form of that attached hereto as EXHIBIT A pursuant to the terms of this Unit Purchase Agreement.

       The Units, the Common Stock, the Warrant and the shares issuable upon exercise of the Warrant ("Warrant Shares") are sometimes referred to collectively herein as the "Securities."

Section 1. SUBSCRIPTION OF THE PURCHASER.

       1.1 PURCHASE OF UNITS. The Purchaser hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Company, that such Purchaser is executing this Unit Purchase Agreement ("Agreement") to purchase _______ Units from the Company ("Units"), with each Unit consisting of (i) one share of Common Stock of the Company and (ii) one Warrant to purchase one share of Common Stock of the Company for an exercise price of $0.25 per share, at a price per Unit of $0.15, resulting in the purchase price and number of Units set forth on the Purchaser's signature page hereto (the "Offering Price"). The Purchaser understands that the Company is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws. Subject to the terms and conditions of this Agreement, upon execution and delivery hereof by the Purchaser, the Purchaser hereby agrees to purchase the Units of the Company pursuant to the transaction hereof, and against concurrent delivery of the purchase price for such Units.

       1.2 ISSUANCE ADJUSTMENT. If the trading price of the Common Stock on the Over the Counter Bulletin Board closes at or below $.12 for any three consecutive trading days before (or including) December 31, 2007, additional Units shall be issued by the Company to the Purchasers such that the number of Units issued and sold to the Purchasers hereunder shall be adjusted to equal an Offering Price of $0.12 per Unit.

       1.3 OFFERING. This offering of the Units (the "Offering") is being made to Purchaser, who shall represent to the Company pursuant to this Agreement that Purchaser is an "accredited investor," as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") or who has otherwise been qualified as an investor by the Company. All of the Units offered hereby are being sold by the Company. The Company is offering Units for the consideration set forth herein. There is no minimum amount required to close the Offering and the Company shall be entitled to receive any and all of the Offering proceeds as the investments are made. The minimum subscription amount is $25,000.

Section 2. THE CLOSING.

       2.1 The closing of the Issuance to Purchaser (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement at the offices of Richardson & Patel LLP, 10900 Wilshire Blvd., Suite 500, Los Angeles California at 4:00 pm PST on December 19, 2007 or such later date and time as the Company and the Purchaser shall agree.

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       2.2 At the Closing, the Company shall deliver to Purchaser a stock certificate representing the Common Stock purchased and a Warrant duly executed by the Company, against receipt by the Company of a wire transfer in an aggregate amount equal to the purchase price therefor as set forth on the signature page hereto and the Agreement duly executed by Purchaser. The wire transfer shall be sent pursuant to the following instructions:

           Bank:          Wells Fargo Bank
                          5340 Kietzke Lane
                          Reno, Nevada 89511
                          (775) 689-6012

           Account Name:  Bullion River Gold Corp.
           Routing No.:   121 000 248
           Account No.:   403 001 3395
           Swift Code:    WFBIUS6S

Section 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

       The Company hereby represents and warrants to Purchaser as follows:

       3.1 ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

       3.2 AUTHORIZATION OF AGREEMENT, ETC. The execution, delivery and performance by the Company of this Agreement, the Warrant and each other document or instrument contemplated hereby or thereby (collectively, the "Financing Documents") have been duly authorized by all requisite corporate action by the Company; and this Agreement and each other Financing Document have been duly executed and delivered by the Company. Each of the Financing Documents, when executed and delivered by the Company, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

       3.3 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Securities hereunder for working capital purposes.

       3.4 RESERVATION OF SHARES. So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Warrant Shares.


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       3.5 ISSUANCE OF SHARES. The Common Stock to be issued and the Warrant to be granted at the Closing have been duly authorized by all necessary corporate action and the Common Stock, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable. When the Warrant Shares are issued in accordance with the terms of the Warrant, such shares will be duly authorized validly issued and outstanding, fully paid and nonassessable, and the holder shall be entitled to all rights accorded to a holder of Common Stock.

Section 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

       Purchaser hereby represents and warrants to the Company as follows:

       4.1 AUTHORIZATION OF THE DOCUMENTS. Purchaser has all requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents and the transactions contemplated thereby, and the execution, delivery and performance by Purchaser of the Financing Documents have been duly authorized by all requisite action by Purchaser and each such Financing Document, when executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

       4.2 REPRESENTATION OF ACCREDITED INVESTOR STATUS, INVESTMENT EXPERIENCE AND ABILITY TO BEAR RISK. Purchaser acknowledges that the Offering has not been registered with the Securities and Exchange Commission because the Company is relying on an exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Purchaser believes that at the time of the sale of the Units to Purchaser, Purchaser (or, if Purchaser is a corporation, limited liability company or trust, each of its equity owners) qualifies as an "accredited investor" (as defined under Rule 501 of Regulation D promulgated under the Securities Act) using the following qualification factors (check all appropriate items):

(__)   $1,000,000 NET WORTH TEST:

I, Purchaser, am a natural person and my individual net worth, or joint net worth with my spouse (if any), inclusive of home, furnishings and automobiles, at the time of this purchase is in excess of $1,000,000.

(__)   $200,000 INDIVIDUAL/$300,000 JOINT ANNUAL INCOME TEST:

I, Purchaser, am a natural person and my individual annual gross income (exclusive of my spouse's income) has been in excess of $200,000 in each of the two most recent tax years, and I reasonably expect individual annual gross income (exclusive of my spouse's income) to be in excess of $200,000 for the current tax year; or I am a natural person and my joint annual gross income (including my spouse's annual gross income) has been in excess of $300,000 in each of the two most recent tax years, and I reasonably expect our joint annual gross incomes to be in excess of $300,000 for the current tax year.


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("Income" under this test is defined as adjusted gross income for federal income tax purposes plus (i) deductions for long-term capital gains under the Internal Revenue Code; (ii) deductions for depletion under section 611 et seq. of the Code; (iii) any exclusion for interest received on tax-exempt securities; and
(iv) any losses of a Company allocated to the individual limited partners of the Company as reported on Form 1040).

(__)   BANK OR INVESTMENT COMPANY TEST:

Purchaser is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; or is an insurance company as defined in section 2(13) of the Securities Act; or is any investment company registered under the Investment Corporation Act of 1940, or a business development company as defined in section 2(a)(48) of that Act; or is a Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; is a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or is an employee benefit plan within the meaning of the employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(__)   PRIVATE BUSINESS DEVELOPMENT CORPORATION TEST:

Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(__)   IRC SECTION 501(c)(3) ORGANIZATION TEST:

Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000.

(__)   DIRECT RELATIONSHIP TO ISSUER TEST:

Purchaser is a director, executive officer, partner or manager of the Company of the securities being offered or sold, or any director, executive officer or manager of a partner or partner of that issuer.

(__)   $5,000,000 NONINVESTMENT TRUST TEST:

Purchaser is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a "sophisticated person" as described in section
230.506(b)(2)(ii).


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(__)   EQUITY ENTITY COMPRISED OF ACCREDITED INVESTORS TEST:

Purchaser is any equity entity in which all of the equity owners are accredited investors as defined above. Purchaser has had one of the persons responsible for overseeing and/or managing one or more of Purchaser's financial accounts complete the attestation in Section D hereof in order to verify the information in this Section 4:

Yes _________           No _________

In addition, Purchaser is knowledgeable and experienced with respect to the financial and business activities contemplated by the Company and is capable of evaluating the risks and merits of investing in the Units and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement and can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

       4.3 U.S.A. PATRIOT ACT REPRESENTATIONS.

            (A) Purchaser represents, warrants and covenants that Purchaser:

           [_____] (i)(a) is subscribing for the Securities for Purchaser's own account, own risk and own beneficial interest, (b) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an "Underlying Beneficial Owner") and no Underlying Beneficial Owner will have a beneficial or economic interest in the Securities being purchased by Purchaser (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (c) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an "Entity"), has carried out thorough due diligence as to and established the identities of such Entity's investors, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a "Related Person" of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Purchaser's resale or other disposition of all the Securities, will request such additional information as the Company may require to verify such identities as may be required by applicable law, and will make such information available to the Company upon its request, and (d) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any Underlying Beneficial Owner or any other person; OR (CHECK AND INITIAL ONE BOX)

           [_____] (ii)(a) is subscribing for the Securities as a record owner and will not have a beneficial ownership interest in the Securities, (b) is acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners (as defined in (A)(i)(a) above), and understands and acknowledges that the representations, warranties and agreements made in the Financing Documents are made by Purchaser with respect to both Purchaser and the Underlying Beneficial Owner(s), (c) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under the Financing Documents, (d) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner's Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of Purchaser's resale or other disposition of all the Securities, and will make such information available to the Company upon its request and (e) does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Securities to any person other than the Underlying Beneficial Owner(s).


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            (B) Purchaser hereby represents and warrants that the proposed investment in the Company that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Purchaser, including anti-money laundering laws (a "Prohibited Investment").

            (C) Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at (www.treas.gov/ofac). Purchaser hereby represents and warrants that neither Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.

            (D) Purchaser represents and warrants that neither Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. ss.5311 et seq.), as amended, and any regulations promulgated thereunder.

            (E) Purchaser agrees promptly to notify the Company should Purchaser become aware of any change in the information set forth in paragraphs (A) through (D).

            (F) Purchaser agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives (each, an "Indemnitee") from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) (collectively, "Damages") which may result, directly or indirectly, from Purchaser's misrepresentations or misstatements contained herein or breaches hereof relating to paragraphs (A) through (D).

            (G) Purchaser understands and agrees that, notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following Purchaser's investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and Purchaser shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.


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            (H) Upon the written request from the Company, Purchaser agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. Purchaser understands and agrees that the Company may release confidential information about Purchaser and, if applicable, any Underlying Beneficial Owner(s) or Related Person(s) to any person, if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

       4.4 RISK FACTORS. The Purchaser understands and acknowledges that the purchase of the Securities involves a number of significant risks, and that the Purchaser may lose the Purchaser's entire investment in the Securities. Purchaser has read the Company's various filings and reports on file and publicly available with the Securities and Exchange Commission including the Company's financial statements included therein.

       4.5 RESTRICTED STOCK. Purchaser understands and acknowledges that the Securities have not been, and when issued will not be, registered with the Securities and Exchange Commission. Further, the Purchaser understands and acknowledges that the certificates representing the Common Stock and the Warrant Shares, when issued, shall bear a restrictive legend.

Section 5. CONDITIONS AT CLOSING.

       5.1 PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE SECURITIES. The obligation hereunder of the Company to issue and sell the Securities to the Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (A) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

            (B) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

            (C) DELIVERY OF PURCHASE PRICE. The Purchase Price for the Securities has been delivered to the Company at the Closing Date.

            (D) DELIVERY OF TRANSACTION DOCUMENTS. The Transaction Documents shall have been duly executed and delivered to the Company by the Purchaser.


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            (E) WAIVER. The Company shall have received a waiver from the holders of $4,000,000 of convertible promissory notes and warrants of the Company ("Debt Holders"), whereby the Debt Holders shall have waived all "reset" and antidilution rights in the promissory notes and warrants held by them with respect to this $1,500,000 Unit financing. The form of the waiver is attached hereto as EXHIBIT B.

       5.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE SECURITIES. The obligation hereunder for the Purchaser to acquire and pay for the Securities is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

            (A) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are expressly made as of a particular date), which shall be true and correct in all material respects as of such date.

            (B) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

            (C) DELIVERY OF TRANSACTION DOCUMENTS. The Transaction Documents shall have been duly executed and delivered by the Company to the Purchaser.

            (D) WAIVERS. The Company shall have received a waiver from the holders of $4,000,000 of convertible promissory notes and warrants of the Company ("Debt Holders"), whereby the Debt Holders shall have waived all "reset" and antidilution rights in the promissory notes and warrants held by them with respect to this $1,500,000 Unit financing. The form of the waiver is attached hereto as EXHIBIT B.

Section 6. BROKERS AND FINDERS.

       The Company shall not be obligated to pay any commission, brokerage fee or finder's fee based on any alleged agreement or understanding between Purchaser and a third person in respect of the transactions contemplated hereby. Purchaser hereby agrees to indemnify the Company against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between Purchaser and such third person, whether express or implied from the actions of Purchaser.


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Section 7. INDEMNIFICATION.

       Purchaser hereby agrees to indemnify and defend (with counsel acceptable to the Company) the Company and its officers, directors, employees and agents and hold them harmless from and against any and all liability, loss, damage, cost or expense, including costs and reasonable attorneys' fees, incurred on account of or arising from:

       (i) Any breach of or inaccuracy in Purchaser's representations, warranties or agreements herein or in the Financing Documents; and

       (ii) Any action, suit or proceeding based on a claim that any of Purchaser's representations and warranties in the Financing Documents were inaccurate or misleading, or otherwise cause for obtaining damages or redress from the Company or any officer, director, employee or agent of the Company under the Securities Act.

Section 8. SUCCESSORS AND ASSIGNS.

       This Agreement shall bind and inure to the benefit of the Company, Purchaser and their respective successors and assigns.

Section 9. ENTIRE AGREEMENT.

       This Agreement and the other writings and agreements referred to in this Agreement or delivered pursuant to this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

Section 10. NOTICES.

       All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

       if to the Company, to:

                  Bullion River Gold Corp.
                  3500 Lakeside Court, Suite 200
                  Reno, Nevada 89509
                  Tel. No.: (775) 324-4811
                  Fax No.: (775) 324-7893
                  Attention: Peter M. Kuhn, CEO

                  with a copy to:

                  Richardson & Patel LLP
                  10900 Wilshire Blvd., Suite 500
                  Los Angeles, CA 90024
                  Tel. No.: (310) 208-1182
                  Fax No.: (310) 208-1154
                  Attention: Jennifer A. Post, Esq.


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

                  if to Purchaser, to:

                the address of Purchaser set forth on the signature page hereto;

or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this SECTION 10. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 11. AMENDMENTS.

       This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of the Company and Purchaser.

Section 12. GOVERNING LAW; WAIVER OF JURY TRIAL.

       All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of Nevada without giving effect to any choice or conflict of law provision or rule (whether in the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. In furtherance of the foregoing, the internal law of the State of Nevada will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

       BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

Section 13. SUBMISSION TO JURISDICTION.

       Any legal action or proceeding with respect to this Agreement or the other Financing Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California, U.S.A. and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Purchaser hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Purchaser hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.


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

Section 14. SEVERABILITY.

       It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15. INDEPENDENCE OF AGREEMENTS, COVENANTS, REPRESENTATIONS AND
WARRANTIES.

       All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder. The exhibits and any schedules attached hereto are hereby made part of this Agreement in all respects.

Section 16. COUNTERPARTS.

       This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

Section 17. HEADINGS.

       The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 18. EXPENSES.

       Purchaser shall pay Purchaser's own fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of the Financing Documents.

Section 19. PREPARATION OF AGREEMENT.

       The Company, or its counsel, prepared this Agreement the Subscription Application and the Warrant solely on the Company's behalf. Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.


                                    * * * * *

       IN WITNESS WHEREOF, each of the undersigned has duly executed this Unit Purchase Agreement as of the date first written above.

                                        COMPANY:

                                        BULLION RIVER GOLD CORP.


                                        By:
                                            ------------------------------------
                                            Name: Peter M. Kuhn
                                            Title: Chief Executive Officer


PURCHASER:


--------------------------------            ------------------------------------
Name of Purchaser (Individual or            Name of Individual representing
Institution)                                Purchaser (if an Institution)


--------------------------------            ------------------------------------
Title of Individual representing            Signature of Individual Purchaser or
Purchaser (if an Institution)               Individual representing Purchaser


                                            Address:

                                            ------------------------------------

                                            Telephone:

                                            ------------------------------------

                                            Facsimile:

                                            ------------------------------------
Purchase Price $______________

Number of Units: _____________

                                    EXHIBIT A
                                    ---------

                                     WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES ARE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.



                          COMMON STOCK PURCHASE WARRANT
                             #_____________________

                TO PURCHASE __________ SHARES OF COMMON STOCK OF

                            BULLION RIVER GOLD CORP.

                              DATED: ______________

       THIS COMMON STOCK PURCHASE WARRANT (the "WARRANT") certifies that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date given above (the "INITIAL EXERCISE DATE") and by the close of business on the second anniversary of the Initial Exercise Date (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Bullion River Gold Corp., a Nevada corporation (the "COMPANY"), up to ____________ shares (the "WARRANT SHARES") of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock under this Warrant is equal to the Exercise Price, as defined in
Section 2(a).

1. DEFINITIONS. Capitalized terms used and not otherwise defined in this Warrant have the same meanings as they have in the Unit Purchase Agreement (the "PURCHASE AGREEMENT"), dated ____________, among the Company and the Holder as Purchaser.

2.     EXERCISE.

       (a) EXERCISE PRICE. The exercise price of the Common Stock under this Warrant is $0.25.

       (b) EXERCISE OF WARRANT. The Holder may exercise the purchase rights represented by this Warrant at any time from the Initial Exercise Date to five o'clock in the afternoon, Pacific Standard Time, on the Termination Date by delivering to the Company (i) a duly executed facsimile copy of the annexed Exercise Notice (attached hereto as Exhibit A), and, (ii) within 5 Trading Days of delivering the Exercise Notice to the Company, (A) this Warrant, and (B) with payment to the Company of the Exercise Price (the "EXERCISE AMOUNT").

       (c)    EXERCISE LIMITATIONS.

              (i) The Holder may not exercise any portion of this Warrant if, immediately after the Warrant Shares are issued, the Holder (together with the Holder's Affiliates) would beneficially own more than 4.99% of the number of shares of the Common Stock outstanding. For the purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates includes the number of shares of Common Stock issuable upon the exercise of this Warrant, but excludes the number of shares of Common Stock that would be issuable upon (i) the Holder's exercise of the remaining, unexercised portion of this Warrant and (ii) the Holder's or its Affiliates' exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company that the Holder or any of its Affiliates own beneficially. Except as set forth in the foregoing sentence, for the purposes of this Section 2(b), beneficial ownership must be calculated in accordance with Section 13(d) of the Securities and Exchange Act of 1934 ("EXCHANGE ACT").

              (ii) The Holder acknowledges that the Company is not representing to Holder that the calculation described in Section 2(c) complies with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance with it. The determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder and its Affiliates) is in the sole discretion of the Holder, and the submission of an Exercise Notice is deemed to be the Holder's declaration that the Holder has determined that this Warrant is exercisable as set out in the Exercise Notice and subject to the limitations in this Section 2(b); and the Company is not obliged to verify or confirm the accuracy of the Holder's determination.

              (iii) For the purposes of this Section 2(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (A) the latest filed of the Company's Form 10-QSB and Form 10-KSB, (B) a public announcement by the Company stating the number of shares of Common Stock outstanding, or (C) any other notice by the Company or the Company's Transfer Agent stating the number of shares of Common Stock outstanding. If Holder asks for it, the Company will within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

       (d)    MECHANICS OF EXERCISE.

              (i) CASH PAYMENT. Payment may be made either in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of shares of Common Stock specified in the Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock determined as provided herein.

              (ii) CASHLESS EXERCISE.

                     (1) Payment upon exercise may be made at the option of the Holder either (i) in cash as described in Section (d)(i) above, or (ii) cashlessly in accordance with Section
                     (d)(ii)(2) below, or (iii) by a combination of either of the foregoing methods, for the number of shares of Common Stock specified in the Exercise Notice (as such exercise number is adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder under the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock determined as provided herein.

                     (2) If the Fair Market Value (defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                    X=Y (A-B)
                                      -------
                                         A

                     Where: X = the number of shares of Common Stock to be
                                issued to the Holder

                            Y = the number of shares of Common Stock purchasable
                                under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                            A = the Fair Market Value of one share of the
                                Company's Common Stock (at the date of such calculation)

                            B = Exercise Price (as adjusted to the date of such
                                calculation)

                     (3) The Holder may employ the cashless exercise feature described in Section (2) above only if the shares underlying the Warrant are not registered.

                     (4) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

                     (5) Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                            (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

                            (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date; or

                            (c) If the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

       (e) AUTHORIZATION OF WARRANT SHARES. The Company will issue all Warrant Shares as duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges (other than taxes in respect of any transfer occurring contemporaneously with the issue).

       (f) DELIVERY OF CERTIFICATES UPON EXERCISE. The Company's transfer agent will deliver certificates for Warrant Shares to the Holder to the address specified by the Holder in the Exercise Notice within 5 Trading Days from the later of (A) the Company's receipt of the Exercise Notice, (B) the Holder's surrender of this Warrant, and (C) the Company's receipt of the Exercise Amount as set out in Section 2(b) ("WARRANT SHARE DELIVERY DATE"). This Warrant is deemed to have been exercised on the date the Exercise Amount is received by the Company ("EXERCISE DATE"); and the Warrant Shares are deemed to have been issued, and Holder is deemed to have become a holder of record of the shares for all purposes, on the Exercise Date.

       (g) DELIVERY OF NEW WARRANTS UPON EXERCISE. If this Warrant is exercised in part, the Company will, when it delivers the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares, identical in all other respects with this Warrant.

       (h) RESCISSION RIGHTS. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section (h) by the Warrant Share Delivery Date, then the Holder may rescind the exercise.

       (i) NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares may be issued upon the exercise of this Warrant. If the Holder would otherwise be entitled to fractional shares upon the exercise, the Company will pay a cash adjustment in respect of the fraction in an amount equal to the fraction multiplied by the Exercise Price.

       (j) CHARGES, TAXES AND EXPENSES. The Company will issue certificates for Warrant Shares in the name of the Holder and will not charge the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of the certificate.

       (k) CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant.

3.     CERTAIN ADJUSTMENTS.

       (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other Common Stock Equivalent (which, for avoidance of doubt, does not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Exercise Price must be multiplied by a fraction of which the numerator is the number of shares of Common Stock (excluding treasury shares, if any) outstanding before the event and of which the denominator is the number of shares of Common Stock outstanding after the event, and the number of shares issuable upon exercise of this Warrant must be proportionately adjusted by this fraction. Any adjustment made pursuant to this Section 3(a) is effective immediately after the record date for the determination of stockholders entitled to receive the dividend or distribution and is effective immediately after the effective date in the case of a subdivision, combination or re-classification.

       (b) FUNDAMENTAL TRANSACTION. If, at any time while this Warrant is outstanding, (i) the Company merges or consolidates with or into another Person, (ii) the Company sells all or substantially all of its assets in one or a series of related transactions, (iii) any Person completes a tender offer or exchange offer by which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company reclassifies its Common Stock or completes any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent conversion of this Warrant, the Holder has the right to receive, for each Warrant Share that would have been issued upon the exercise absent the Fundamental Transaction, the same consideration as the Company has given its other holders of its Common Stock for the conversion of their Common Stock outstanding at the time of the Fundamental Transaction (the "ALTERNATE CONSIDERATION"). Any successor to the Company or surviving entity in a Fundamental Transaction must issue to the Holder a new warrant consistent with the foregoing provisions with evidence of the Holder's right to exercise the warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is completed must include terms requiring the successor or surviving entity to comply with the provisions of this Section 3(b) and insuring that this Warrant (or any replacement security) is similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

       (c) CALCULATIONS. All calculations under this Section 3 must be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time does not include shares of Common Stock owned or held by or for the account of the Company. For the purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date is the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

       (d) NOTICE TO HOLDERS. If the Company makes adjustments under this
       Section 3, the Company will promptly mail to each Holder a notice containing a description of the event that required the adjustment. If the Company proposes any transaction that affects the rights of the holders of its Common Stock, then the Company will notify the Holders of the proposal at least twenty days before the record date set for the transaction.

4. WARRANT REGISTER. The Company will register this Warrant on its warrant register and will treat the registered Holder as the absolute owner for all purposes.

5.     MISCELLANEOUS.

       (a) ASSIGNMENT; EXCHANGE OF WARRANT. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

       (b) NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE DATE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company before the Exercise Date. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Company will issue the Warrant Shares to the Holder as the record owner of the Warrant Shares as of the close of business on the Exercise Date.

       (c) LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of the Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of the cancellation, in lieu of the Warrant or stock certificate.

       (d) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last date for doing anything under this Warrant falls on a Saturday, Sunday or a legal holiday, then the thing may be done on the next succeeding Trading Day.

       (e) AUTHORIZED SHARES.

              (i) The Company covenants that, while the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant constitutes full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that the Warrant Shares are issued as provided without a violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed or quoted.

              (ii) Unless waived or consented to by the Holder, the Company will not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out of all its terms and take whatever actions is necessary or appropriate to protect the rights of Holder under this Warrant from impairment.

       (f) JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Warrant must be determined in accordance with the provisions of the Purchase Agreement.

       (g) RESTRICTIONS. The Holder acknowledges that the Holder's sale or transfer of the Warrant Shares, if not registered, will be subject to restrictions upon resale imposed by state and federal securities laws.

       (h) NO WAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder operates as a waiver of the right or otherwise prejudices Holder's rights, powers or remedies.

       (i) NOTICE. Any notice, request or other document required or permitted to be given or delivered by either party to the other must be delivered in accordance with the notice provisions of the Purchase Agreement.

       (j) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant inures to the benefit of and binds the successors and permitted assigns of the Company and the Holder.

       (k) AMENDMENT. Any amendment of this Warrant must be in writing and signed by both the Company and the Holder.

       (l) SEVERABILITY. Wherever possible, each provision of this Warrant must be interpreted under applicable law, but if any provision of this Warrant is prohibited by or invalid under applicable law, the provision is ineffective to the extent of the prohibition or invalidity, without invalidating the remaining provisions of this Warrant.

       (m) HEADINGS. The headings used in this Warrant are for the convenience of reference only and are not, for any purpose, deemed a part of this Warrant.



IN WITNESS WHEREOF the Company has caused this Warrant to be executed by its duly authorized officer.


Dated:

                                        BULLION RIVER GOLD CORP.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                                 EXERCISE NOTICE
                   (To be signed only on exercise of Warrant)

TO: Bullion River Gold Corp.

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

___    ________ shares of the Common Stock covered by such Warrant; and/or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the Cashless Exercise procedure set forth in Section 2(d)(ii).


The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is an aggregate of $_______________________. Such payment takes the form of (check applicable box or boxes):

___    $__________ in lawful money of the United States; and/or

___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation).


The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________________________
whose address is ______________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.


Dated: ___________________             _________________________________________
                                       (Signature must conform to name of holder as specified on the face of the Warrant)

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

       For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of BULLION RIVER GOLD CORP. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of BULLION RIVER GOLD CORP. with full power of substitution in the premises.


------------------- ---------------------------- -------------------------------
   Transferees         Percentage Transferred           Number Transferred
------------------- ---------------------------- -------------------------------

------------------- ---------------------------- -------------------------------

------------------- ---------------------------- -------------------------------

------------------- ---------------------------- -------------------------------



Dated: ______________, ____            _________________________________________
                                       (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

___________________________            _________________________________________
        (Name)                         _________________________________________
                                          (address)

ACCEPTED AND AGREED:                   _________________________________________
[TRANSFEREE]                           _________________________________________
                                          (address)

___________________________
        (Name)

                                    EXHIBIT B
                                    ---------

                                 FORM OF WAIVER

                            LIMITED WAIVER AGREEMENT
                            ------------------------

       This Limited Waiver Agreement is entered into as of December 14, 2007, between Bullion River Gold Corp., a Nevada corporation (the "Company"), and Elton Participation Corp., a British Virgin Islands corporation ("Elton") (collectively, the "Parties").

                                    RECITALS

       WHEREAS, on August 3, 2006, the Parties executed a Securities Purchase Agreement by which the Company agreed to sell, and Elton agreed to buy, a 10% secured convertible debenture ("Debenture") in the principal amount of $2,000,000, and a warrant to purchase 2,666,667 shares of common stock of the Company ("Warrant");

       WHEREAS, on December 1, 2006, the Parties amended the Securities Purchase Agreement to permit Elton to increase the Debenture by up to $1,000,000 (but not less than $500,000) to a total of $3,000,000 under the same terms and conditions of the Securities Purchase Agreement and the Debenture;

       WHEREAS, on March 12, 2007, Elton agreed to buy an additional debenture for $1,000,000 to a total of $4,000,000 under the same terms and conditions of the Securities Purchase Agreement and the Debenture (collectively, the "Debentures");

       WHEREAS, the Debentures initially had a conversion price of $.75 per share which has been reduced to $.25 pursuant to Section 6, Paragraph 6.2 of the Debenture in connection with a subsequent financing ("Debenture Conversion Price");

       WHEREAS, the Warrant initially had an exercise price of $1.00 per share which has been reduced pursuant to Paragraph 5.2 of the Warrant to $.33 in connection with a subsequent financing ("Warrant Exercise Price");

         WHEREAS, Section 6, Paragraph 6.2 of the Debentures entitle Elton to certain anti-dilution rights if the Company or any subsidiary thereof sells, issues or otherwise disposes of common stock or common stock equivalents at an effective price per share that is lower than the Debenture Conversion Price ("Dilutive Issuance");

       WHEREAS, Paragraph 5.2 of the Warrant entitles Elton to certain anti-dilution rights if the Company or any subsidiary thereof sells, issues or otherwise disposes of common stock or common stock equivalents at an effective price per share that is lower than the Warrant Exercise Price (also a "Dilutive Issuance");

       WHEREAS, the Company intends to conduct an offering of units of common stock and warrants ("Units") up to an amount of $1,500,000 that would be a further Dilutive Issuance, due to the fact that the common stock sold as part of the Units will be priced at $.15 per share and the warrants will have an exercise price of $.25 and such offering will close or terminate not later than January 2, 2008 ("Financing");

       WHEREAS, Elton, to facilitate the Company's ability to consummate the Financing, desires to waive the application of Section 6, Paragraph 6.2 of the Debenture and Paragraph 5.2 of the Warrant solely to and with respect the Financing;

       WHEREAS, the Company consents to this limited waiver;

       THEREFORE, the undersigned hereby provides this written waiver.

                                WAIVER OF RIGHTS

       By signing below, Elton hereby agrees to waive, release and rescind the application and effectiveness of the anti-dilution rights created by Section 6, Paragraph 6.2 of the Debentures and Paragraph 5.2 of the Warrant solely with respect to the Financing. Such anti-dilution rights otherwise remain in full force and effect.

                                  COUNTERPARTS

       This waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one with the same instrument.

       WHEREFORE, the parties hereto have executed this agreement effective as of the date first set forth above.

ELTON PARTICIPATION CORP.


By: _________________________________
Name: Peter-Paul Stengel
Its: President


BULLION RIVER GOLD CORP.


By: _________________________________
Name: Peter M. Kuhn
Its: Chief Executive Officer